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                                                                  EXHIBIT (i)(1)


                           KIRKPATRICK & LOCKHART LLP
                        1800 MASSACHUSETTS AVENUE, N.W.
                                   2ND FLOOR
                          WASHINGTON, D.C. 20036-1800
                            TELEPHONE (202) 778-9000
                            FACSIMILE (202) 778-9100
                                   www.kl.com


                               February 19, 1999


AIM Investment Funds
11 Greenway Plaza, Suite 100
Houston, Texas 77046

Ladies and Gentlemen:

     We hereby consent to the reference to our firm in the statements of additional information that are being filed as part of Post-Effective Amendment No. 57 to the registration statement of AIM Investment Funds on Form N-1A (File No. 811-05426).


                                        Very truly yours,

                                        KIRKPATRICK & LOCKHART LLP




                                        By: /s/ R. Darrell Mounts
                                            --------------------------------
                                            R. Darrell Mounts